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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                         -------------------------------



          DATE OF REPORT:                           DECEMBER 31, 2003
                                           ---------------------------------
                                           (DATE OF EARLIEST EVENT REPORTED)



                              TECHTEAM GLOBAL, INC.
                              ---------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                      0-16284                 38-2774613
----------------------------        -------------        ----------------------
(STATE OR OTHER JURISDICTION         (COMMISSION            (I.R.S. EMPLOYER
OF INCORPORATION)                    FILE NUMBER)         IDENTIFICATION NUMBER)


      27335 WEST 11 MILE ROAD
        SOUTHFIELD, MICHIGAN                                       48034
----------------------------------------                         ----------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)


                                 (248) 357-2866
        ----------------------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5.       OTHER EVENTS AND REGULATION FD DISCLOSURE.

             On December 31, 2003, TechTeam Global, Inc. (the "Company") completed the acquisition of all of the outstanding stock of Digital Support Corporation ("DSC") from DSC's shareholders. The Company will provide the details of the transaction in a subsequent Current Report on Form 8-K. The Company issued a press release regarding the transaction; a copy of which is attached as Exhibit
             99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

              (a)      Financial statements of business acquired.

                          To be filed.

              (b)      Pro forma financial information.

                          Not applicable.

              (c)      Exhibits.

99.1          Press Release of TechTeam Global, Inc., dated December 31, 2003


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  TECHTEAM GLOBAL, INC.



                                                  By: /s/ Michael A. Sosin
                                                     ------------------------
                                                  Michael A. Sosin, Secretary

Date:    December 31, 2003



                                      -2-

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                                  EXHIBIT INDEX

EXHIBIT NO.      DESCRIPTION
-----------      -----------

99.1             Press Release of TechTeam Global, Inc. dated December 31, 2003.




                                      E-1